                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT



                       Pursuant to Section 13 or 15 (d) of
                       The Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): August 26, 1999


                           Champion Enterprises, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



                                    Michigan
                  --------------------------------------------
                  State or other jurisdiction of incorporation



                    1-9751                         38-2743168
            ----------------------        -------------------------------
            Commission File Number        IRS Employer Identification No.


          2701 University Dr., Suite 300, Auburn Hills, Michigan 48326
          ------------------------------------------------------------
          (Address of principal executive offices)           (Zip Code)


       Registrant's telephone number, including area code: (248) 340-9090

Item 5.  Other Events.
         -------------

     On August 26, 1999 the Registrant issued a press release, which is attached as Exhibit 99.



Item 7.  Exhibits.
         ---------
Exhibit
Number.
-------

99       Press release dated August 26, 1999.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          CHAMPION ENTERPRISES, INC.



                                          /S/ RICHARD HEVELHORST
                                          ----------------------
                                          Richard Hevelhorst
                                          Vice President and Controller



August 26, 1999

                                INDEX TO EXHIBITS



                                                                  Sequential
Exhibit No.                       Description                      Page No.
-----------                       -----------                      --------

   99                  Press release dated August 26, 1999